Exhibit 4.1

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 1, 2023 12:13 PM Pacific Time

Incorporation Number: BC0390154

Recognition Date: Incorporated on July 6, 1990

NOTICE OF ARTICLES

Name of Company:

CRESCO LABS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
25TH FLOOR, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
25TH FLOOR, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Walter, John R.

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Podolsky, Randy

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Manning, Thomas

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Corcoran, Gerald

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Sampson, Robert M.

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Bachtell, Charles

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Page: 2 of 4

Last Name, First Name, Middle Name:
Roberts, Michele

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Lustig, Marc

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Vallone, Carol

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

Last Name, First Name, Middle Name:
Brooks, Tarik

Mailing Address:	Delivery Address:
400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES	400 W ERIE STREET, SUITE 110 CHICAGO IL 60654 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

November 14, 2018
June 29, 2020
June 30, 2021
July 15, 2022

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached

Page: 3 of 4

2. 500,000 Super Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 3. No Maximum Proportionate Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 4. No Maximum Special Subordinate Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 4 of 4

WSLEGAL\079629\00002\34612646v1 INFORMATION REGARDING ALTERATION TO ARTICLES 1. The attached is a copy of an alteration made to the Articles of: Cresco Labs Inc. 2. The alteration was: (a) Passed by the type of resolution and on the date indicated below: Director(s) resolution dated: Ordinary resolution dated: Special resolution dated: July 15, 2022 amending Part 2.1 of the Articles to the form attached hereto as Schedule A Exceptional resolution dated: (b) Became effective on the date (and time) indicated below: Date/time the resolution was received for deposit at the records office being: Date/time specified in the resolution being: Date/time the Notice of Alteration was filed with the Registrar of Companies being: June 1, 2023 at 12:13 p.m. Date/time the Transition Application was filed with the Registrar of Companies being: BENNETT JONES LLP Date: June 1, 2023

WSLEGAL\079629\00002\34612646v1 SCHEDULE A 2.1 Authorized Share Structure The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company. Notwithstanding the foregoing, after a listing of the Subordinate Voting Shares on a United States national securities exchange, the Company shall not issue any additional Super Voting Shares and any Super Voting Shares repurchased by the Company shall be cancelled and may not be reissued as shares of such class or any other class or series.

WSLEGAL\079629\00002\27994811v1 INFORMATION REGARDING ALTERATION TO ARTICLES 1. The attached is a copy of an alteration made to the Articles of: Cresco Labs Inc. 2. The alteration was: (a) Passed by the type of resolution and on the date indicated below: Director(s) resolution dated: Ordinary resolution dated: Special resolution dated: June 30, 2021 varying the special rights and restrictions attached to the Super Voting Shares and replacing Part 28 of the Articles in their entirety in the form attached hereto as Schedule A Exceptional resolution dated: (b) Became effective on the date (and time) indicated below: Date/time the resolution was received for deposit at the records office being: Date/time specified in the resolution being: Date/time the Notice of Alteration was filed with the Registrar of Companies being: February 25, 2022 at 3:04 p.m. Date/time the Transition Application was filed with the Registrar of Companies being: BENNETT JONES LLP Date: February 25, 2022

SCHEDULE "A" 28. SUPER VOTING SHARES 28.1 Special Rights and Restrictions An unlimited number of Super Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: Voting Rights. Holders of Super Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting holders of Super Voting Shares shall be entitled to 2,000 votes in respect of each Super Voting Share held provided that if at any time the aggregate number of issued and outstanding (i) non- voting common shares (the "Cresco Corp. Redeemable Shares") in the capital of Cresco U.S. Corp. ("Cresco Corp.") and (ii) Common Units (the "Cresco Redeemable Units") in the capital of Cresco Labs, LLC ("Cresco") (or such securities of any successor to Cresco Corp. or Cresco as may exist from time to time) beneficially owned, directly or indirectly by a holder of the Super Voting Shares (the "Holder") and the Holder's predecessor or transferor, permitted transferees and permitted successors (in accordance with the Investment Agreement (as defined in 28.1(9)), and any prior tranferor's transferor and any prior permitted transferee's permitted transferee (the "Holder's Group"), divided by the aggregate number of (i) Cresco Corp. Redeemable Shares and (ii) Cresco Redeemable Units beneficially owned, directly or indirectly by the Holders and the Holder's Group as at the date of completion of the business combination transaction involving, among others, the Company, Cresco Corp. and Cresco (or, if such Holder is not a Founder and no Triggering Event had occurred with respect to such Holder's transferor on or prior to the date such Holder first became a beneficial owner of Super Voting Shares (the "First Ownership Date"), as at the First Ownership Date) be less than 50% (the "Triggering Event"), the Holder shall from that time forward be entitled to 50 votes in respect of each Super Voting Share held. The holders of Super Voting Shares shall, from time to time upon the request of the Company, provide to the Company evidence as to such holders' direct and indirect beneficial ownership (and that of its permitted transferees and permitted successors) of Cresco Corp. Redeemable Shares and Cresco Redeemable Units to enable the Company to determine the voting entitlement of the Super Voting Shares. For the purposes of these calculations, a Holder shall be deemed to beneficially own Cresco Corp. Redeemable Shares held by an intermediate company or fund in proportion to their equity ownership of such company or fund. Alteration to Rights of Super Voting Shares. As long as any Super Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Super Voting Shares. Consent of the holders of a majority of the outstanding Super Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Super Voting Shares. In connection with the exercise of the voting rights contained in this paragraph (b) each holder of Super Voting Shares will have one vote in respect of each Super Voting Share held. Dividends. The holder of Super Voting Shares shall not be entitled to receive dividends.

- 2 - Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding- up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Company will distribute its assets firstly and in priority to the rights of holders of any other class of shares of the Company (including the holders of Subordinate Voting Shares, Special Subordinate Voting Shares and the Proportionate Voting Shares) to return the issue price of the Super Voting Shares to the holders thereof and if there are insufficient assets to fully return the issue price to the holders of the Super Voting Shares such holders will receive an amount equal to their pro rata share in proportion to the issue price of their Super Voting Shares along with all other holders of Super Voting Shares. The holders of Super Voting Shares shall not be entitled to receive directly or indirectly as holders of Super Voting Shares any other assets or property of the Company and their sole rights will be to the return of the issue price of such Super Voting Shares in accordance with this Article 28.1(4). Rights to Subscribe; Pre-Emptive Rights. The holders of Super Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company not convertible into Super Voting Shares, now or in the future. Subdivision or Consolidation. No subdivision or consolidation of the Super Voting Shares shall occur unless, simultaneously, the Super Voting Shares, Proportionate Voting Shares, the Special Subordinate Voting Shares and the Subordinate Voting Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. Redemption Rights. Upon the occurrence of a Triggering Event, the Company has the right to redeem all or some of the Super Voting Shares from the Holder and Holder's Group who caused the Triggering Event to occur, by providing two days prior written notice to the Holder and Holder's Group of such Super Voting Shares, for an amount equal to the issue price for each Super Voting Share, payable in cash to the holders of the Super Voting Shares so redeemed. The Company need not redeem Super Voting Shares on a pro-rata basis among the Holders or Holder's Group. Holders of Super Voting Shares to be redeemed by the Company shall surrender the certificate or certificates representing such Super Voting Shares to the Company at its records office duly assigned or endorsed for transfer to the Company (or accompanied by duly executed share transfers relating thereto). Each surrendered certificate shall be cancelled, and the Company shall thereafter make payment of the applicable redemption amount by certified cheque, bank draft or wire transfer to the registered holder of such certificate; provided that, if less than all the Super Voting Shares represented by a surrendered certificate are redeemed then a new share certificate representing the unredeemed balance of Super Voting Shares represented by such certificate shall be issued in the name of the applicable registered holder of the cancelled share certificate. If on the applicable redemption date the redemption price is paid (or tendered for payment) for any of the Super Voting Shares to be redeemed then on such date all rights of the holder in the Super Voting Shares so redeemed and paid or tendered shall cease and such redeemed Super Voting Shares shall no longer be deemed issued and outstanding, regardless of whether or not the holder of such Super Voting Shares has delivered the certificate(s) representing such securities to the Company, and from and after such date the certificate formerly representing the retracted Super Voting Shares shall

- 3 - evidence the only the right of the former holder of such Super Voting Shares to receive the redemption price to which such holder is entitled. Transfer Restrictions. No Super Voting Share may be transferred by the holder thereof unless such transfer is to an Immediate Family Member or a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by such holder or Immediate Family Members of such holder or which such holder or Immediate Family Members of such holder are the sole beneficiaries thereof or such transfer is to a director of the Company (in each case, a "Permitted Transfer"). In order to be effective, any Permitted Transfer shall require the prior written consent of the Company. For the purposes of this Article 28.1(8), "Immediate Family Member" means with respect to any individual, each parent (whether by birth or adoption), spouse (including if such person is legally married to such individual, lives in civil union with such individual or is a common law partner with such individual, as defined in the Income Tax Act (Canada), as amended), child or other descendants (whether by birth or adoption) of such individual, each spouse of any of the aforementioned persons, each trust created solely for the benefit of such individual and/or one or more of the aforementioned persons. For greater certainty, a person who was a spouse of an individual within the meaning of this paragraph shall continue to be considered a spouse of such individual after the death of such individual. Investment Agreement. To supplement the rights, privileges, restrictions and conditions attached to the Super Voting Shares, the Company and Charlie Bachtell, Joe Caltabiano, Robert M. Sampson, Brian McCormack and Dominic Sergi being the initial holders of Super Voting Shares (the "Founders"), entered into an investment agreement, dated November 30, 2018 (the "Investment Agreement") which, among other things, imposes certain restrictions on the transfer of Super Voting Shares.

WSLEGAL\079629\00002\25004092v1 INFORMATION REGARDING ALTERATION TO ARTICLES 1. The attached is a copy of an alteration made to the Articles of: Cresco Labs Inc. 2. The alteration was: (a) Passed by the type of resolution and on the date indicated below: Director(s) resolution dated: Ordinary resolution dated: Special resolution dated: June 29, 2020 creating a class of Special Subordinate Voting shares without par value; attaching special rights to the Special Subordinate Voting shares as Part 30; varying the special rights and restrictions attached to the Subordinate Voting, Super Voting, and Proportionate Voting shares under Parts 27, 28, and 29; amending Parts 27, 28, 29 in their entirety and adding to the Articles Parts 27, 28, 29, and 30 in the form attached as Schedule A Exceptional resolution dated: (b) Became effective on the date (and time) indicated below: Date/time the resolution was received for deposit at the records office being: Date/time specified in the resolution being: Date/time the Notice of Alteration was filed with the Registrar of Companies being: 12:45 p.m. June 29, 2020. Date/time the Transition Application was filed with the Registrar of Companies being: BENNETT JONES LLP Date: June 29, 2020

SCHEDULE "A" 27. SUBORDINATE VOTING SHARES 27.1 Special Rights and Restrictions An unlimited number of Subordinate Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Subordinate Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting holders of Subordinate Voting Shares shall be entitled to one vote in respect of each Subordinate Voting Share held. (2) Alteration to Rights of Subordinate Voting Shares. As long as any Subordinate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Subordinate Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Subordinate Voting Shares. (3) Dividends. Holders of Subordinate Voting Shares shall be entitled to receive as and when declared by the directors, dividends in cash or property of the Company. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Subordinate Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares (including, without restriction, the Super Voting Shares) be entitled to participate rateably along with all other holders of Subordinate Voting Shares, Special Subordinate Voting Shares (on an as converted to Subordinate Voting Shares basis) and the Proportionate Voting Shares (on an as converted to Subordinate Voting Shares basis). (5) Rights to Subscribe; Pre-Emptive Rights. The holders of Subordinate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company now or in the future. (6) Subdivision or Consolidation. No subdivision or consolidation of the Subordinate Voting Shares shall occur unless, simultaneously, the Subordinate Voting Shares, the Special Subordinate Voting Shares, the Proportionate Voting Shares and the Super Voting Shares are subdivided or consolidated in the same manner or such other adjustment is made so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. (7) Conversion: In the event that an offer is made to purchase Proportionate Voting Shares and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange on which the Proportionate Voting Shares are then listed, to be made to all or substantially all the holders of Proportionate Voting Shares in a given province or territory of Canada to which these requirements apply, each Subordinate Voting Share shall become convertible at the option of the holder into Proportionate Voting Shares at the inverse of the Conversion Ratio then in effect at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Proportionate Voting Shares pursuant to the offer, and for no other reason. In such event, the Company’s transfer agent shall deposit the resulting Proportionate Voting Shares on behalf of the holder. Should the Proportionate Voting Shares issued upon conversion and tendered in response to the offer be withdrawn by shareholders or not taken up by the offeror, or should the offer be abandoned or withdrawn, the Proportionate Voting Shares resulting from the conversion shall be automatically reconverted, without further intervention on the part of the Company or on the part of the holder, into Subordinate Voting Shares at the Conversion Ratio then in effect. (8) Conversion of Subordinate Voting Shares Upon an Offer. In the event that an offer is made to purchase Proportionate Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Proportionate Voting Shares are then listed, to be made to all or substantially all the holders of Proportionate Voting Shares in a province or territory of Canada to which the requirement applies, each Subordinate Voting Share shall become convertible at the option of the holder into Proportionate Voting Shares at the inverse of the Conversion Ratio (as defined in Article 29) then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Proportionate Voting Shares under the offer, and for no other reason. In such event, the transfer agent for the Subordinated Voting Shares shall deposit under the offer the resulting Proportionate Voting Shares, on behalf of the holder. To exercise such conversion right, the holder or his or its attorney duly authorized in writing shall (a) give written notice to the transfer agent of the exercise of such right, and of the number of Subordinate Voting Shares in respect of which the right is being exercised; (b) deliver to the transfer agent the share certificate or certificates representing the Subordinate Voting Shares in respect of which the right is being exercised, if applicable; and (c) pay any applicable stamp tax or similar duty on or in respect of such conversion. No share certificates representing the Proportionate Voting Shares, resulting from the conversion of the Subordinate Voting Shares will be delivered to the holders on whose behalf such deposit is being made. If Proportionate Voting Shares, resulting from the conversion and deposited pursuant to the offer, are withdrawn by the holder or are not taken up by the offeror, or the offer is abandoned, withdrawn or terminated by the offeror or the offer otherwise expires without such Proportionate Voting Shares being taken up and paid for, the Proportionate Voting Shares resulting from the conversion will be re-converted into Subordinate Voting Shares at the then Conversion Ratio and a share certificate representing the Subordinate Voting Shares will be sent to the holder by the transfer agent. In the event that the offeror takes up and pays for the Proportionate Voting Shares resulting from conversion, the transfer agent shall deliver to the holders thereof the consideration paid for such shares by the offeror. 27.2 Take-Over Bid In the event that a take-over bid is made for the Super Voting Shares, the holders of Subordinate Voting Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Subordinate Voting Shares or under any coattail trust or similar agreement. Notwithstanding this, any take-over bid for solely the Super Voting Shares is unlikely given that by the terms of the Investment Agreement (as defined in 28.1(9)), upon any sale of Super Voting Shares to an unrelated third party purchaser, such Super Voting Shares will be redeemed by the Corporation for their issue price. 28. SUPER VOTING SHARES 28.1 Special Rights and Restrictions An unlimited number of Super Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Super Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting holders of Super Voting Shares shall be entitled to 2,000 votes in respect of each Super Voting Share held provided that if at any time the aggregate number of issued and outstanding (i) non-voting common shares (the "Cresco Corp. Redeemable Shares") in the capital of Cresco U.S. Corp. ("Cresco Corp.") and (ii) Common Units (the "Cresco Redeemable Units") in the capital of Cresco Labs, LLC ("Cresco") (or such securities of any successor to Cresco Corp. or Cresco as may exist from time to time) beneficially owned, directly or indirectly by a holder of the Super Voting Shares (the "Holder") and the Holder’s predecessor or transferor, permitted transferees and permitted successors (in accordance with the Investment Agreement (as defined in 28.1(9)), and any prior tranferor’s transferor and any prior permitted transferee’s permitted transferee (the "Holder's Group"), divided by the aggregate number of (i) Cresco Corp. Redeemable Shares and (ii) Cresco Redeemable Units beneficially owned, directly or indirectly by the Holders and the Holder’s Group as at the date of completion of the business combination transaction involving, among others, the Company, Cresco Corp. and Cresco be less than 50% (the “Triggering Event”), the Holder shall from that time forward be entitled to 50 votes in respect of each Super Voting Share held. The holders of Super Voting Shares shall, from time to time upon the request of the Company, provide to the Company evidence as to such holders’ direct and indirect beneficial ownership (and that of its permitted transferees and permitted successors) of Cresco Corp. Redeemable Shares and Cresco Redeemable Units to enable the Company to determine the voting entitlement of the Super Voting Shares. For the purposes of these calculations, a Holder shall be deemed to beneficially own Cresco Corp. Redeemable Shares held by an intermediate company or fund in proportion to their equity ownership of such company or fund.

(2) Alteration to Rights of Super Voting Shares. As long as any Super Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Super Voting Shares. Consent of the holders of a majority of the outstanding Super Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Super Voting Shares. In connection with the exercise of the voting rights contained in this paragraph (b) each holder of Super Voting Shares will have one vote in respect of each Super Voting Share held. (3) Dividends. The holder of Super Voting Shares shall not be entitled to receive dividends. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Company will distribute its assets firstly and in priority to the rights of holders of any other class of shares of the Company (including the holders of Subordinate Voting Shares, Special Subordinate Voting Shares and the Proportionate Voting Shares) to return the issue price of the Super Voting Shares to the holders thereof and if there are insufficient assets to fully return the issue price to the holders of the Super Voting Shares such holders will receive an amount equal to their pro rata share in proportion to the issue price of their Super Voting Shares along with all other holders of Super Voting Shares. The holders of Super Voting Shares shall not be entitled to receive directly or indirectly as holders of Super Voting Shares any other assets or property of the Company and their sole rights will be to the return of the issue price of such Super Voting Shares in accordance with this Article 28.1(4). (5) Rights to Subscribe; Pre-Emptive Rights. The holders of Super Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company not convertible into Super Voting Shares, now or in the future. (6) Subdivision or Consolidation. No subdivision or consolidation of the Super Voting Shares shall occur unless, simultaneously, the Super Voting Shares, Proportionate Voting Shares, the Special Subordinate Voting Shares and the Subordinate Voting Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. (7) Redemption Rights. Upon the occurrence of a Triggering Event, the Company has the right to redeem all or some of the Super Voting Shares from the Holder and Holder’s Group who caused the Triggering Event to occur, by providing two days prior written notice to the Holder and Holder’s Group of such Super Voting Shares, for an amount equal to the issue price for each Super Voting Share, payable in cash to the holders of the Super Voting Shares so redeemed. The Company need not redeem Super Voting Shares on a pro-rata basis among the Holders or Holder’s Group. Holders of Super Voting Shares to be redeemed by the Company shall surrender the certificate or certificates representing such Super Voting Shares to the Company at its records office duly assigned or endorsed for transfer to the Company (or accompanied by duly executed share transfers relating thereto). Each surrendered certificate shall be cancelled, and the Company shall thereafter make payment of the applicable redemption amount by certified cheque, bank draft or wire transfer to the registered holder of such certificate; provided that, if less than all the Super Voting Shares represented by a surrendered certificate are redeemed then a new share certificate representing the unredeemed balance of Super Voting Shares represented by such certificate shall be issued in the name of the applicable registered holder of the cancelled share certificate. If on the applicable redemption date the redemption price is paid (or tendered for payment) for any of the Super Voting Shares to be redeemed then on such date all rights of the holder in the Super Voting Shares so redeemed and paid or tendered shall cease and such redeemed Super Voting Shares shall no longer be deemed issued and outstanding, regardless of whether or not the holder of such Super Voting Shares has delivered the certificate(s) representing such securities to the Company, and from and after such date the certificate formerly representing the retracted Super Voting Shares shall evidence the only the right of the former holder of such Super Voting Shares to receive the redemption price to which such holder is entitled. (8) Transfer Restrictions. No Super Voting Share may be transferred by the holder thereof unless such transfer is to an Immediate Family Member or a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by such holder or Immediate Family Members of such holder or which such holder or Immediate Family Members of such holder are the sole beneficiaries thereof (in each case, a “Permitted Transfer”). In order to be effective, any Permitted Transfer shall require the prior written consent of the Company. For the purposes of this Article 28.1(8), “Immediate Family Member” means with respect to any individual, each parent (whether by birth or adoption), spouse (including if such person is legally married to such individual, lives in civil union with such individual or is a common law partner with such individual, as defined in the Income Tax Act (Canada), as amended), child or other descendants (whether by birth or adoption) of such individual, each spouse of any of the aforementioned persons, each trust created solely for the benefit of such individual and/or one or more of the aforementioned persons. For greater certainty, a person who was a spouse of an individual within the meaning of this paragraph shall continue to be considered a spouse of such individual after the death of such individual. (9) Investment Agreement. To supplement the rights, privileges, restrictions and conditions attached to the Super Voting Shares, the Company and Charlie Bachtell, Joe Caltabiano, Robert M. Sampson, Brian McCormack and Dominic Sergi being the initial holders of Super Voting Shares (the “Founders”), entered into an investment agreement, dated November 30, 2018 (the "Investment Agreement") which, among other things, provides that (i) each Super Voting Share will be transferable only to the holder’s immediate family members or an affiliated entity or a transfer to the other Founder or an entity affiliated with the other Founder, and (ii) upon any sale of Super Voting Shares to a third party purchaser not listed in clause (i), such Super Voting Shares will immediately be redeemed by the Company for their issue price. 29. PROPORTIONATE VOTING SHARES 29.1 Special Rights and Restrictions An unlimited number of Proportionate Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Proportionate Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting, holders of Proportionate Voting Shares will be entitled to one vote in respect of each Subordinate Voting Share into which such Proportionate Voting Share could ultimately then be converted, which for greater certainty, shall initially be equal to 200 votes per Proportionate Voting Share (subject to adjustment at the discretion of the Board, depending upon the ratios necessary to preserve foreign private issuer status in accordance with Article 29.1(6)(c)). (2) Alteration to Rights of Proportionate Voting Shares. As long as any Proportionate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Proportionate Voting Shares and Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Proportionate Voting Shares. Consent of the holders of a majority of the outstanding Proportionate Voting Shares and Super Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Proportionate Voting Shares. In connection with the exercise of the voting rights contained in this Article 29.1(2) each holder of Proportionate Voting Shares will have one vote in respect of each Proportionate Voting Share held. (3) Dividends. The holder of Proportionate Voting Shares shall have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Proportionate Voting Shares into Subordinate Voting Shares at the Conversion Ratio) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. No dividend will be declared or paid on the Proportionate Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Subordinate Voting Shares and the Special Subordinate Voting Shares. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Proportionate Voting Shares will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Proportionate Voting Shares (including, without restriction, the Super Voting Shares), be entitled to participate rateably along with all other holders of Proportionate Voting Shares (on an as-converted to Subordinate Voting Share basis), the Special Subordinate Voting Shares (on an as- converted to Subordinate Voting Share basis) and the Subordinate Voting Shares. (5) Rights to Subscribe; Pre-Emptive Rights. The holders of Proportionate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company now or in the future. (6) Conversion. Subject to the Conversion Restrictions set forth in this Article 29.1(6), holders of Proportionate Voting Shares shall have conversion rights as follows: (a) Right to Convert. Each Proportionate Voting Share shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such shares, into fully paid and nonassessable Subordinate Voting Shares as is determined by multiplying the number of Proportionate Voting Shares by the Conversion Ratio applicable to such share, determined as hereafter provided, in effect on the date the Proportionate

Voting Share is surrendered for conversion. The initial "Conversion Ratio" for shares of Proportionate Voting Shares shall be 200 Subordinate Voting Shares, subject to adjustment for each Proportionate Voting Share; provided, however, that the Conversion Ratio shall be subject to adjustment as set forth in Articles 29.1(6)(h) and (i). (b) Conversion Limitations. Before any holder of Proportionate Voting Shares shall be entitled to convert the same into Subordinate Voting Shares, the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine if any Conversion Limitation set forth in Article 29.1(6)(d) shall apply to the conversion of Proportionate Voting Shares. (c) Foreign Private Issuer Protection Limitation: The Company will use commercially reasonable efforts to maintain its status as a "foreign private issuer" (as determined in accordance with Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Company may, in its sole discretion, refuse to effect any conversion of Proportionate Voting Shares, and the holders of Proportionate Voting Shares shall not have the right to convert any portion of the Proportionate Voting Shares, pursuant to Article 29.1(6) or otherwise, without the consent of the Company, to the extent that after giving effect to all permitted issuances after such conversions of Proportionate Voting Shares, the aggregate number of Subordinate Voting Shares, Special Subordinate Voting Shares, Super Voting Shares and Proportionate Voting Shares held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rules 3b-4 and 12g3-2(a) under the Exchange Act ("U.S. Residents")) would exceed forty percent (40%) (the "40% Threshold") of the aggregate number of Subordinate Voting Shares, Super Voting Shares, Special Subordinate Voting Shares and Proportionate Voting Shares issued and outstanding after giving effect to such conversions (the "FPI Protective Restriction"). The Board may by resolution increase the 40% Threshold to an amount not to exceed 50% and in the event of any such increase all references to the 40% Threshold herein, shall refer instead to the amended threshold set by such resolution. (d) Conversion Limitations. In order to effect the FPI Protection Restriction, each holder of Proportionate Voting Shares will be subject to the 40% Threshold based on the number of Proportionate Voting Shares held by such holder as of the date of the initial issuance of the Proportionate Voting Shares and thereafter at the end of each of the Company's subsequent fiscal quarters (each, a "Determination Date"), calculated as follows: X = [(A x 0.4) - B] x (C/D) Where on the Determination Date: X = Maximum number of Subordinate Voting Shares available for issue upon conversion of Proportionate Voting Shares by a holder. A = The number of Subordinate Voting Shares, Special Subordinate Voting Shares, Proportionate Voting Shares and Super Voting Shares issued and outstanding on the Determination Date.

B = The aggregate number of Subordinate Voting Shares, Special Subordinate Voting Shares, Proportionate Voting Shares and Super Voting Shares held of record, directly or indirectly, by U.S. Residents on the Determination Date. C = The aggregate number of Proportionate Voting Shares held by holder on the Determination Date. D = The aggregate number of all Proportionate Voting Shares on the Determination Date. For purposes of this subsection (d), the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine as of each Determination Date: (A) the 40% Threshold and (B) the FPI Protective Restriction. Unless the Company determines otherwise in its sole discretion, to the extent that requests for conversion of Proportionate Voting Shares subject to the FPI Protection Restriction would result in the 40% Threshold being exceeded, the number of such Proportionate Voting Shares eligible for conversion held by a particular holder shall be prorated relative to the number of Proportionate Voting Shares submitted for conversion. To the extent that the FPI Protective Restriction contained in this Article 29.1(6)(d) applies, the determination of whether Proportionate Voting Shares are convertible shall be in the sole discretion of the Company. (e) Mandatory Conversion. Notwithstanding anything contained herein to the contrary, the Company may require each holder of Proportionate Voting Shares to convert all, and not less than all, the Proportionate Voting Shares at the applicable Conversion Ratio (a "Mandatory Conversion") if at any time all the following conditions are satisfied (or otherwise waived by special resolution of holders of Proportionate Voting Shares): (A) the Subordinate Voting Shares issuable upon conversion of all the Proportionate Voting Shares are registered for resale and may be sold by the holders thereof pursuant to an effective registration statement and/or prospectus covering the Subordinate Voting Shares under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"); (B) the Company is subject to the reporting requirements of Section 13 or 15(d) of the U.S. Exchange Act; and (C) the Subordinate Voting Shares are listed or quoted (and are not suspended from trading) on a recognized North American stock exchange or by way of reverse takeover transaction on the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or Aequitas NEO Exchange (or any other stock exchange recognized as such by the Ontario Securities Commission). The Company will issue or cause its transfer agent to issue each holder of Proportionate Voting Shares of record a Mandatory Conversion Notice at least 20 days prior to the record date of the Mandatory Conversion, which shall specify therein, (i) the number of Subordinate Voting Shares into which the Proportionate Voting Shares are convertible and (ii) the address of record for such holder. On the record date of a Mandatory Conversion, the Company will issue or cause its transfer agent to issue each holder of record on the Mandatory Conversion Date certificates representing the number of Subordinate Voting Shares into which the Proportionate Voting Shares are so converted and each certificate representing the Proportionate Voting Shares shall be null and void. (f) Disputes. In the event of a dispute as to the number of Subordinate Voting Shares issuable to a Holder in connection with a conversion of Proportionate Voting Shares, the Company shall issue to the Holder the number of Subordinate Voting Shares not in dispute and resolve such dispute in accordance with Article 29.1(6)(m). (g) Mechanics of Conversion. Before any holder of Proportionate Voting Shares shall be entitled to convert Proportionate Voting Shares into Subordinate Voting Shares, the holder thereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for Subordinate Voting Shares, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Subordinate Voting Shares are to be issued (each, a "Conversion Notice"). The Company shall (or shall cause its transfer agent to), as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of Subordinate Voting Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Proportionate Voting Shares to be converted, and the person or persons entitled to receive the Subordinate Voting Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Subordinate Voting Shares as of such date. (h) Adjustments for Distributions. In the event the Company shall declare a distribution to holders of Subordinate Voting Shares payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not otherwise causing adjustment to the Conversion Ratio (a "Distribution"), then, in each such case for the purpose of this Article 29.1(6)(h), the holders of Proportionate Voting Shares shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of Subordinate Voting Shares into which their Proportionate Voting Shares are convertible as of the record date fixed for the determination of the holders of Subordinate Voting Shares entitled to receive such Distribution. (i) Recapitalizations; Stock Splits. If at any time or from time-to-time, the Company shall (i) effect a recapitalization of the Subordinate Voting Shares; (ii) issue Subordinate Voting Shares as a dividend or other distribution on outstanding Subordinate Voting Shares; (iii) subdivide the outstanding Subordinate Voting Shares into a greater number of Subordinate Voting Shares; (iv) consolidate the outstanding Subordinate Voting Shares into a smaller number of Subordinate Voting Shares; or (v) effect any similar transaction or action (each, a "Recapitalization"), provision shall be made so that the holders of Proportionate Voting Shares shall thereafter be entitled to receive, upon conversion of Proportionate Voting Shares, the number of Subordinate Voting Shares or other securities or property of the Company or otherwise, to which a holder of Subordinate Voting Shares deliverable upon conversion would have been entitled on such Recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 29.1(6) with respect to the rights of the holders of Proportionate Voting Shares after the Recapitalization to the end that the provisions of this Article 29.1(6) (including adjustment of the Conversion Ratio then in effect and the number of Proportionate Voting Shares issuable upon conversion of Proportionate Voting Shares) shall be applicable after that event as nearly equivalent as may be practicable. (j) No Fractional Shares and Certificate as to Adjustments. No fractional Subordinate Voting Shares shall be issued upon the conversion of any Proportionate Voting Shares and the number of Subordinate Voting Shares to be issued shall be rounded up or down to the nearest whole Subordinate Voting Share. Whether or not fractional Subordinate Voting Shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Proportionate Voting Shares the holder is at the time converting into Subordinate Voting Shares and the number of Subordinate Voting Shares issuable upon such aggregate conversion. (k) Adjustment Notice. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Article 29.1(6), the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Proportionate Voting Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Proportionate Voting Shares, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Ratio for Proportionate Voting Shares at the time in effect, and (C) the number of Subordinate Voting Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Proportionate Voting Share. (l) Effect of Conversion. All Proportionate Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion (the "Conversion Time"), except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor and to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion. (m) Disputes. Any holder of Proportionate Voting Shares that beneficially owns more than 5% of the issued and outstanding Proportionate Voting Shares may submit a written dispute as to the determination of the conversion ratio or the arithmetic calculation of the conversion ratio of Proportionate Voting Shares to Subordinate Voting Shares, the Conversion Ratio, 40% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation by the Company to the Board of Directors (or a committee thereof) with the basis for the disputed determinations or arithmetic calculations. The Company shall respond to the holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of the Conversion Ratio, 40% Threshold, FPI Protective Restriction or

the Beneficial Ownership Limitation, as applicable. If the holder and the Company are unable to agree upon such determination or calculation of the Conversion Ratio, 40% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation, as applicable, within five (5) Business Days of such response, then the Company and the holder shall, within one (1) Business Day thereafter submit the disputed arithmetic calculation of the conversion ratio, Conversion Ratio, FPI Protective Restriction or the Beneficial Ownership Limitation to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the accountant to perform the determinations or calculations and notify the Company and the holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. (7) Subdivision or Consolidation. No subdivision or consolidation of the Proportionate Voting Shares shall occur unless, simultaneously, the Subordinate Voting Shares, the Special Subordinate Voting Shares, the Proportionate Voting Shares and the Super Voting Shares are subdivided or consolidated in the same manner or such other adjustment is made so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. (8) Notices of Record Date. Except as otherwise provided under applicable law, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Proportionate Voting Shares, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. 30. SPECIAL SUBORDINATE VOTING SHARES 30.1 Special Rights and Restrictions An unlimited number of Special Subordinate Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Special Subordinate Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting, holders of Special Subordinate Voting Shares will be entitled to one vote in respect of each Subordinate Voting Share into which such Special Subordinate Voting Shares could ultimately then be converted, which for greater certainty, shall initially be equal to 0.00001 of a vote per Special Subordinate Voting Share. (2) Alteration to Rights of Special Subordinate Voting Shares. As long as any Special Subordinate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Special Subordinate Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Special Subordinate Voting Shares. In connection with the exercise of the voting rights contained in this Article

30.1(1) each holder of Special Subordinate Voting Shares will have one vote in respect of each Special Subordinate Voting Share held. (3) Dividends. The holders of Special Subordinate Voting Shares shall have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Special Subordinate Voting Shares into Subordinate Voting Shares at the Special Conversion Ratio, as defined in 30.1(8)(a)) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. No dividend will be declared or paid on the Special Subordinate Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Subordinate Voting Shares and the Proportionate Voting Shares. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Special Subordinate Voting Shares will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Special Subordinate Voting Shares (including, without restriction, the Super Voting Shares), be entitled to participate rateably along with all other holders of Special Subordinate Voting Shares (on an as-converted to Subordinate Voting Share basis), the Proportionate Voting Shares (on an as-converted to Subordinate Voting Share basis) and the Subordinate Voting Shares. (5) Right to Subscribe; Pre-Emptive Rights. The holders of Special Subordinate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company now or in the future. (6) Ownership Restrictions. The Special Subordinate Voting Shares may only be beneficially owned or controlled, directly or indirectly, by a person or persons who are not a U.S. Person. A "U.S. Person" shall mean an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States (as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act")). (7) Transfer Restrictions. No Special Subordinate Voting Share or any rights or interests therein may be transferred legally, beneficially or in any other manner by the holder thereof without the prior written consent of the Board of Directors (or a committee thereof), which may be withheld in its sole discretion. (8) Conversion. Subject to the conversion restrictions set forth in this Article 30.1(8), holders of Special Subordinate Voting Shares shall have conversion rights as follows: (a) Right to Convert. Each Special Subordinate Voting Share shall be convertible, at the option of the holder provided that such holder has received the prior written consent of the Board of Directors (or a committee thereof), which may be withheld in its sole discretion, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such shares, into fully paid and nonassessable Subordinate Voting Shares as is determined by multiplying the number of Special Subordinate Voting Share by the Special Conversion Ratio applicable to such share, determined as hereafter provided, in effect on the date the Special Subordinate Voting Share is surrendered for conversion. The initial "Special Conversion Ratio" for shares of Special Subordinate Voting Shares shall be 0.00001 Subordinate Voting Shares, subject to adjustment for each Special Subordinate Voting Share; provided, however, that the Special Conversion Ratio shall be subject to adjustment as set forth in Articles 30.1(10) and 30.1(11). (b) Mechanics of Conversion. Before any holder of Special Subordinate Voting Shares shall be entitled to convert Special Subordinate Voting Shares into Subordinate Voting Shares, the holder thereof shall: (i) have received the prior written consent of the Board of Directors (or a committee thereof) as provided in Article 30.1(8)(a); and (ii) have surrendered the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for Subordinate Voting Shares, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Subordinate Voting Shares are to be issued (each, a "Special Conversion Notice"). The Company shall (or shall cause its transfer agent to), as soon as practicable thereafter: (A) issue and deliver at such office to such holder, or, subject to payment by the registered holder of any stock transfer or other applicable taxes and compliance with any other reasonable requirements of the Company in respect of such transfer, in such name or names as such registered holder may direct in writing, a certificate or certificates for the number of Subordinate Voting Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Special Subordinate Voting Shares to be converted, and the person or persons entitled to receive the Subordinate Voting Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Subordinate Voting Shares as of such date; (B) remove or cause the removal of such holder from the register of holders in respect of the Special Subordinate Voting Shares for which the conversion privilege is being exercised, add the holder (or any person or persons in whose name or names such converting holder shall have directed the resulting Subordinate Voting Shares to be registered) to the register of holders in respect of the resulting Subordinate Voting Shares, cancel or cause the cancellation of the certificate or certificates representing such Special Subordinate Voting Shares; and (C) if less than all of the Special Subordinate Voting Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Special Subordinate Voting Shares represented by the original certificate which are not converted. (c) Mandatory Conversion. Notwithstanding anything contained herein to the contrary, the Company may require each holder of Special Subordinate Voting

Shares to convert all, and not less than all, of the Special Subordinate Voting Shares at the applicable Special Conversion Ratio (a "Special Mandatory Conversion") if at any time all the following conditions are satisfied (or otherwise waived by special resolution of holders of Special Subordinate Voting Shares): (A) the Company is no longer a "foreign private issuer" (as determined in accordance with Rule 3b-4 of the Exchange Act); or (B) the Board of Directors (or a committee thereof) determine that the Special Subordinate Voting Shares are no longer necessary or required. (d) Mechanics of Mandatory Conversion. Upon a Special Mandatory Conversion, the Company shall at its expense: (A) issue (or cause its transfer agent to issue) to each holder of Special Subordinate Voting Shares of record a Mandatory Conversion notice at least 20 days prior to the record date of the Mandatory Conversion, which shall specify therein, (i) the number of Subordinate Voting Shares into which the Special Subordinate Voting Shares are convertible; and (ii) the address of record for such holder; (B) on the record date of a Special Mandatory Conversion, issue (or cause its transfer agent to issue) each holder of record on the date of the Mandatory Conversion certificates representing the number of Subordinate Voting Shares into which the Special Subordinate Voting Shares are so converted and each certificate representing the Special Subordinate Voting Shares shall be null and void; and (C) remove or cause the removal of such holder from the register of holders in respect of the Special Subordinate Voting Shares, add such holder to the register of holders in respect of the resulting Subordinate Voting Shares. (e) Effect of Conversion. All Special Subordinate Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion except only the right of the holders thereof to receive Subordinate Voting Shares. (9) Redemption Rights. The Company has the right to redeem all or some of the Special Subordinate Voting Shares from any holder thereof at any time by providing two (2) days prior written notice (the "Redemption Notice") to such holder for either: (i) cash, at a price per Special Subordinate Voting Share equal to the Special Conversion Ratio (as may be adjusted in accordance with this Article 30) multiplied by the average volume weighted average trading price of the Subordinate Voting Shares on the CSE (or such other stock exchange or quotation system the Subordinate Voting Shares are then principally listed or quoted) for the ten (10) trading days immediately prior to the date of the Redemption Notice (a "Cash Redemption"); or (ii) Subordinate Voting Shares at the Special Conversion Ratio, as may be adjusted in accordance with this Article 30 (a "Share Redemption"). The Company need not redeem Special Subordinate Voting Shares on a pro-rata basis among the holders of Special Subordinate Voting Shares. Holders of Special Subordinate Voting Shares to be redeemed by the Company shall surrender the certificate(s) representing such Special Subordinate Voting Shares to the Company at its records office duly assigned or endorsed for transfer to the Company (or accompanied by duly executed share transfers relating thereto). Each surrendered certificate shall be cancelled, and the Company shall: (i) in the event of a Cash Redemption, make payment of the applicable redemption amount by certified cheque, bank draft or wire transfer to the registered holder of such certificate; or (ii) in the event of a Share Redemption issue and deliver to the registered holder, or, subject to payment by the registered holder of any stock transfer or other applicable taxes and compliance with any other reasonable requirements of the Company in respect of such transfer, in such name or names as such registered holder may direct in writing, a certificate or certificates for the number of Subordinate Voting Shares at the Special Conversion Ratio, as may be adjusted in accordance with this Article 30. In the event that less than all the Special Subordinate Voting Shares represented by a surrendered certificate are redeemed by the Company then a new certificate representing the unredeemed balance of Special Subordinate Voting Shares represented by such certificate shall be issued in the name of the applicable registered holder of the cancelled certificate. If on the applicable redemption date the redemption price is paid (or tendered for payment) in the case of a Cash Redemption or the Company issues (or cause its transfer agent to issue) Subordinate Voting Shares in the case of a Share Redemption, for any of the Special Subordinate Voting Shares to be redeemed then on such date all rights of the holder in the Special Subordinate Voting Shares so redeemed shall cease and such redeemed Special Subordinate Voting Shares shall no longer be deemed issued and outstanding, regardless of whether or not the holder of such Special Subordinate Voting Shares has delivered the certificate(s) representing such securities to the Company, and from and after such date the certificate(s) formerly representing the redeemed Special Subordinate Voting Shares shall evidence the only the right of the former holder of such Special Subordinate Voting Shares to receive the applicable redemption price to which such holder is entitled. (10) Adjustments for Distributions. In the event the Company shall declare a distribution to holders of Subordinate Voting Shares payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not otherwise causing adjustment to the Special Conversion Ratio (a "Special Distribution"), then, in each such case for the purpose of this Article 30.1(10), the holders of Special Subordinate Voting Shares shall be entitled to a proportionate share of any such Special Distribution as though they were the holders of the number of Subordinate Voting Shares into which their Special Subordinate Voting Shares are convertible as of the record date fixed for the determination of the holders of Subordinate Voting Shares entitled to receive such Special Distribution. (11) Recapitalizations; Stock Splits. If at any time or from time-to-time, the Company effects a Recapitalization, provisions shall be made so that the holders of Special Subordinate Voting Shares shall thereafter be entitled to receive, upon conversion or redemption of Special Subordinate Voting Shares, the number of Subordinate Voting Shares or other securities or property of the Company or otherwise, to which a holder of Subordinate Voting Shares deliverable upon conversion or redemption would have been entitled on such Recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Articles 30.1(8) and 30.1(8)(e) with respect to the rights of the holders of Special Subordinate Voting Shares after the Recapitalization to the end that the provisions of Articles 30.1(8) and 30.1(8)(e) (including adjustment of the Special Conversion Ratio then in effect and the number of Subordinate Voting Shares issuable upon conversion of Special Subordinate Voting Shares) shall be applicable after that event as nearly equivalent as may be practicable. (12) No Fractional Shares and Certificate as to Adjustments. No fractional Subordinate Voting Shares shall be issued upon the conversion or redemption (in the case of a Share Redemption) of any Special Subordinate Voting Shares and the number of Subordinate Voting Shares to be issued shall be rounded up or down to the nearest whole Subordinate Voting Share. Whether or not fractional Subordinate Voting Shares are issuable upon such conversion or redemption (in the case of a Share Redemption) shall be determined on the basis of the total number of Special Voting Shares of the holder being redeemed or converted into Subordinate Voting Shares and the number of Subordinate Voting Shares issuable upon such aggregate conversion or redemption (in the case of a Share Redemption). (13) Adjustment Notice. Upon the occurrence of each adjustment or readjustment of the Special Conversion Ratio pursuant to this Article 30, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Special Subordinate Voting Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Special Subordinate Voting Shares, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Special Conversion Ratio for the Special Subordinate Voting Shares at the time in effect, and (C) the number of Subordinate Voting Shares and the amount, if any, of other property which at the time would be received upon the conversion or redemption of a Special Subordinate Voting Share. (14) Subdivision or Consolidation. The Special Subordinate Voting Shares may be subdivided or consolidated by resolution of the directors (or a committee thereof) without the simultaneous subdivision or consolidation of the Subordinate Voting Shares, the Proportionate Voting Shares and the Super Voting Shares in the same manner, provided that the Special Conversion Ratio is correspondingly adjusted and the Voting Rights of the Special Subordinate Voting Shares is correspondingly adjusted such that the aggregate number of votes held by all holders of Special Subordinate Voting Shares prior to subdivision or consolidation is equal to the aggregate number of votes held by all holders of Special Subordinate Voting Shares following the subdivision or consolidation. (15) Notices of Record Date. Except as otherwise provided under applicable law, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Special Subordinate Voting Shares, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. (16) Disputes. Any holder of Special Subordinate Voting Shares that beneficially owns more than 5% of the issued and outstanding Special Subordinate Voting Shares may submit a written dispute as to the determination of or the arithmetic calculation of the Special Conversion Ratio by the Company to the Board of Directors (or a committee thereof) with the basis for the disputed determinations or arithmetic calculations. The Company shall respond to the holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of then the applicable Special Conversion Ratio. If the holder and the Company are unable to agree upon such determination or calculation of the Special Conversion Ratio, within five (5) Business Days of such response, then the Company and the holder shall, within one (1) Business Day thereafter submit the disputed arithmetic calculation of the Special Conversion Ratio to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the accountant to perform the determinations or calculations and notify the Company and the holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. 30.2 Take-Over Bid. In the event that a take-over bid is made for the Super Voting Shares or the Subordinate Voting Shares, the holders of Special Subordinate Voting Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Special Subordinate Voting Shares or under any coattail trust or similar agreement, absent being permitted to convert such shares into Subordinate Voting Shares. Notwithstanding this, any take-over bid for solely the Super Voting Shares is unlikely given that by the terms of the Investment Agreement (as defined in 28.1(9)), upon any sale of Super Voting Shares to an unrelated third party purchaser, such Super Voting Shares will be redeemed by the Company for their issue price.

WSLEGAL\079629\00002\24301091v1 INFORMATION REGARDING ALTERATION TO ARTICLES 1. The attached is a copy of an alteration made to the Articles of: Cresco Labs Inc. 2. The alteration was: (a) Passed by the type of resolution and on the date indicated below: Director(s) resolution dated: Ordinary resolution dated: Special resolution dated: January 20, 2020 adopting a new set of articles attached hereto Exceptional resolution dated: (b) Became effective on the date (and time) indicated below: Date/time the resolution was received for deposit at the records office being: March 13, 2020 at 10:30 a.m. Date/time specified in the resolution being: Date/time the Notice of Alteration was filed with the Registrar of Companies being: Date/time the Transition Application was filed with the Registrar of Companies being: BENNETT JONES LLP Date: March 13, 2020

WSLEGAL\079629\00002\23744584v2 CRESCO LABS INC. (the “Company”) Incorporation Number: BC0390154 ARTICLES 1. INTERPRETATION .........................................................................................................5 1.1 Definitions ...........................................................................................................5 1.2 Business Corporations Act and Interpretation Act Definitions Applicable .......6 2. SHARES AND SHARE CERTIFICATES .......................................................................6 2.1 Authorized Share Structure .................................................................................6 2.2 Form of Share Certificate ....................................................................................6 2.3 Shareholder Entitled to Certificate or Acknowledgment ....................................6 2.4 Delivery by Mail .................................................................................................7 2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement ..........7 2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment ......7 2.7 Splitting Share Certificates .................................................................................7 2.8 Certificate Fee .....................................................................................................7 2.9 Recognition of Trusts ..........................................................................................8 3. ISSUE OF SHARES ..........................................................................................................8 3.1 Directors Authorized ...........................................................................................8 3.2 Commissions and Discounts ...............................................................................8 3.3 Brokerage ............................................................................................................8 3.4 Conditions of Issue ..............................................................................................8 3.5 Share Purchase Warrants and Rights ..................................................................8 4. SHARE REGISTERS ........................................................................................................9 4.1 Central Securities Register ..................................................................................9 4.2 Closing Register ..................................................................................................9 5. SHARE TRANSFERS ......................................................................................................9 5.1 Registering Transfers ..........................................................................................9 5.2 Form of Instrument of Transfer...........................................................................9 5.3 Transferor Remains Shareholder.........................................................................9 5.4 Signing of Instrument of Transfer .....................................................................10 5.5 Enquiry as to Title Not Required ......................................................................10 5.6 Transfer Fee ......................................................................................................10 6. TRANSMISSION OF SHARES .....................................................................................10 6.1 Legal Personal Representative Recognized on Death .......................................10 6.2 Rights of Legal Personal Representative ..........................................................10 7. PURCHASE OF SHARES ..............................................................................................11 7.1 Company Authorized to Purchase Shares .........................................................11

WSLEGAL\079629\00002\23744584v2 - 2 - 7.2 Purchase When Insolvent ..................................................................................11 7.3 Sale and Voting of Purchased Shares................................................................11 8. BORROWING POWERS ...............................................................................................11 9. ALTERATIONS ..............................................................................................................12 9.1 Alteration of Authorized Share Structure .........................................................12 9.2 Special Rights and Restrictions .........................................................................12 9.3 Change of Name ................................................................................................12 9.4 Other Alterations ...............................................................................................13 10. MEETINGS OF SHAREHOLDERS ..............................................................................13 10.1 Annual General Meetings .................................................................................13 10.2 Resolution Instead of Annual General Meeting ................................................13 10.3 Calling of Meetings of Shareholders.................................................................13 10.4 Notice for Meetings of Shareholders ................................................................13 10.5 Record Date for Notice .....................................................................................13 10.6 Record Date for Voting .....................................................................................14 10.7 Failure to Give Notice and Waiver of Notice ...................................................14 10.8 Notice of Special Business at Meetings of Shareholders ..................................14 10.9 Location of Annual General Meeting ...............................................................14 11. PROCEEDINGS AT MEETINGS OF SHAREHOLDERS ...........................................14 11.1 Special Business ................................................................................................14 11.2 Special Majority ................................................................................................15 11.3 Quorum .............................................................................................................15 11.4 One Shareholder May Constitute Quorum ........................................................15 11.5 Other Persons May Attend ................................................................................16 11.6 Requirement of Quorum ...................................................................................16 11.7 Lack of Quorum ................................................................................................16 11.8 Lack of Quorum at Succeeding Meeting ..........................................................16 11.9 Chair ..................................................................................................................16 11.10 Selection of Alternate Chair ..............................................................................16 11.11 Adjournments ....................................................................................................17 11.12 Notice of Adjourned Meeting ...........................................................................17 11.13 Decisions by Show of Hands or Poll.................................................................17 11.14 Declaration of Result.........................................................................................17 11.15 Motion Need Not be Seconded .........................................................................17 11.16 Casting Vote ......................................................................................................17 11.17 Meeting by Telephone or Other Communications Medium .............................18 12. VOTES OF SHAREHOLDERS ......................................................................................18 12.1 Number of Votes by Shareholder or by Shares .................................................18 12.2 Votes of Persons in Representative Capacity....................................................18 12.3 Votes by Joint Holders ......................................................................................18 12.4 Legal Personal Representatives as Joint Shareholders .....................................19 12.5 Representative of a Corporate Shareholder.......................................................19 12.6 Proxy Provisions Do Not Apply to All Companies ..........................................19

WSLEGAL\079629\00002\23744584v2 - 3 - 12.7 Appointment of Proxy Holders .........................................................................20 12.8 Alternate Proxy Holders ....................................................................................20 12.9 Deposit of Proxy ...............................................................................................20 12.10 Validity of Proxy Vote ......................................................................................20 12.11 Form of Proxy ...................................................................................................20 12.12 Revocation of Proxy ..........................................................................................21 12.13 Revocation of Proxy Must Be Signed ...............................................................21 12.14 Production of Evidence of Authority to Vote ...................................................21 13. DIRECTORS ...................................................................................................................22 13.1 First Directors; Number of Directors ................................................................22 13.2 Change in Number of Directors ........................................................................22 13.3 Directors’ Acts Valid Despite Vacancy ............................................................22 13.4 Remuneration of Directors ................................................................................22 13.5 Reimbursement of Expenses of Directors .........................................................23 13.6 Special Remuneration for Directors ..................................................................23 13.7 Gratuity, Pension or Allowance on Retirement of Director ..............................23 14. ELECTION AND REMOVAL OF DIRECTORS ..........................................................23 14.1 Election at Annual General Meeting .................................................................23 14.2 Consent to be a Director ....................................................................................23 14.3 Failure to Elect or Appoint Directors ................................................................24 14.4 Places of Retiring Directors Not Filled .............................................................24 14.5 Directors May Fill Casual Vacancies ................................................................24 14.6 Remaining Directors Power to Act ...................................................................24 14.7 Shareholders May Fill Vacancies .....................................................................25 14.8 Additional Directors ..........................................................................................25 14.9 Ceasing to be a Director ....................................................................................25 14.10 Removal of Director by Shareholders ...............................................................25 14.11 Removal of Director by Directors .....................................................................25 15. ALTERNATE DIRECTORS ..........................................................................................26 15.1 Appointment of Alternate Director ...................................................................26 15.2 Notice of Meetings ............................................................................................26 15.3 Alternate for More Than One Director Attending Meetings ............................26 15.4 Consent Resolutions ..........................................................................................26 15.5 Alternate Director Not an Agent .......................................................................26 15.6 Revocation of Appointment of Alternate Director............................................27 15.7 Ceasing to be an Alternate Director ..................................................................27 15.8 Remuneration and Expenses of Alternate Director ...........................................27 16. POWERS AND DUTIES OF DIRECTORS ...................................................................27 16.1 Powers of Management .....................................................................................27 16.2 Appointment of Attorney of Company .............................................................27 16.3 Remuneration of the auditor..............................................................................28 17. DISCLOSURE OF INTEREST OF DIRECTORS .........................................................28 17.1 Obligation to Account for Profits ......................................................................28

WSLEGAL\079629\00002\23744584v2 - 4 - 17.2 Restrictions on Voting by Reason of Interest ...................................................28 17.3 Interested Director Counted in Quorum ............................................................28 17.4 Disclosure of Conflict of Interest or Property ...................................................28 17.5 Director Holding Other Office in the Company ...............................................28 17.6 No Disqualification ...........................................................................................28 17.7 Professional Services by Director or Officer ....................................................29 17.8 Director or Officer in Other Corporations ........................................................29 18. PROCEEDINGS OF DIRECTORS ................................................................................29 18.1 Meetings of Directors ........................................................................................29 18.2 Voting at Meetings ............................................................................................29 18.3 Chair of Meetings ..............................................................................................29 18.4 Meetings by Telephone or Other Communications Medium ............................30 18.5 Calling of Meetings ...........................................................................................30 18.6 Notice of Meetings ............................................................................................30 18.7 When Notice Not Required ...............................................................................30 18.8 Meeting Valid Despite Failure to Give Notice .................................................30 18.9 Waiver of Notice of Meetings ...........................................................................31 18.10 Quorum .............................................................................................................31 18.11 Validity of Acts Where Appointment Defective ...............................................31 18.12 Consent Resolutions in Writing ........................................................................31 19. EXECUTIVE AND OTHER COMMITTEES ................................................................32 19.1 Appointment and Powers of Executive Committee ..........................................32 19.2 Appointment and Powers of Other Committees ...............................................32 19.3 Obligations of Committees ...............................................................................32 19.4 Powers of Board ................................................................................................33 19.5 Committee Meetings .........................................................................................33 20. OFFICERS ......................................................................................................................33 20.1 Directors May Appoint Officers .......................................................................33 20.2 Functions, Duties and Powers of Officers ........................................................33 20.3 Qualifications ....................................................................................................34 20.4 Remuneration and Terms of Appointment ........................................................34 21. INDEMNIFICATION .....................................................................................................34 21.1 Definitions .........................................................................................................34 21.2 Mandatory Indemnification of Directors and Former Directors .......................34 21.3 Indemnification of Other Persons .....................................................................35 21.4 Non-Compliance with Business Corporations Act ...........................................35 21.5 Company May Purchase Insurance ...................................................................35 22. DIVIDENDS ...................................................................................................................35 22.1 Payment of Dividends Subject to Special Rights ..............................................35 22.2 Declaration of Dividends ..................................................................................35 22.3 No Notice Required...........................................................................................35 22.4 Record Date .......................................................................................................36 22.5 Manner of Paying Dividend ..............................................................................36

WSLEGAL\079629\00002\23744584v2 - 5 - 22.6 Settlement of Difficulties ..................................................................................36 22.7 When Dividend Payable ....................................................................................36 22.8 Dividends to be Paid in Accordance with Number of Shares ...........................36 22.9 Receipt by Joint Shareholders ...........................................................................36 22.10 Dividend Bears No Interest ...............................................................................36 22.11 Fractional Dividends .........................................................................................36 22.12 Payment of Dividends .......................................................................................37 22.13 Capitalization of Surplus ...................................................................................37 23. DOCUMENTS, RECORDS AND REPORTS................................................................37 23.1 Recording of Financial Affairs..........................................................................37 23.2 Inspection of Accounting Records ....................................................................37 24. NOTICES ........................................................................................................................37 24.1 Method of Giving Notice ..................................................................................37 24.2 Deemed Receipt of Mailing ..............................................................................38 24.3 Certificate of Sending .......................................................................................38 24.4 Notice to Joint Shareholders .............................................................................38 24.5 Notice to Trustees .............................................................................................38 25. SEAL AND EXECUTION OF DOCUMENTS ..............................................................39 25.1 Who May Attest Seal ........................................................................................39 25.2 Sealing Copies ...................................................................................................39 25.3 Mechanical Reproduction of Seal .....................................................................39 25.4 Execution of Documents Generally ..................................................................40 26. PROHIBITIONS .............................................................................................................40 26.1 Definitions .........................................................................................................40 26.2 Application ........................................................................................................40 26.3 Consent Required for Transfer of Shares or Designated Securities ..................40 27. SUBORDINATE VOTING SHARES ............................................................................40 27.1 Special Rights and Restrictions .........................................................................40 27.2 Take-Over Bid ...................................................................................................43 28. SUPER VOTING SHARES ............................................................................................43 28.1 Special Rights and Restrictions .........................................................................43 29. PROPORTIONATE VOTING SHARES ........................................................................46 29.1 Special Rights and Restrictions .........................................................................46 1. INTERPRETATION 1.1 Definitions In these Articles, unless the context otherwise requires:

WSLEGAL\079629\00002\23744584v2 - 6 - (1) “board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being; (2) “Business Corporations Act” means the Business Corporations Act (British Columbia) as amended from time to time and includes all regulations as amended from time to time made pursuant to that Act; (3) “legal personal representative” means the personal or other legal representative of the shareholder; (4) “registered address” of a shareholder means the shareholder’s address as recorded in the central securities register; (5) “seal” means the seal of the Company, if any. 1.2 Business Corporations Act and Interpretation Act Definitions Applicable The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail. 2. SHARES AND SHARE CERTIFICATES 2.1 Authorized Share Structure The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company. 2.2 Form of Share Certificate Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act. The directors may, by resolution, provide that; (a) the shares of any or all of the classes and series of the Company’s shares must be uncertificated shares; or (b) any specified shares must be uncertificated shares. Within reasonable time after the issue or transfer of a share that is an uncertificated share, the Company must send to the shareholder a written notice in accordance with the Business Corporations Act. 2.3 Shareholder Entitled to Certificate or Acknowledgment Unless the shares of which the shareholder is registered owner are uncertificated shares, each shareholder is entitled, on request and at the shareholder’s option, to receive, without charge, (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several

WSLEGAL\079629\00002\23744584v2 - 7 - persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all. 2.4 Delivery by Mail Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen. 2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit: (1) order the share certificate or acknowledgment, as the case may be, to be cancelled; and (2) issue a replacement share certificate or acknowledgment, as the case may be. 2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive: (1) proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and (2) any indemnity the directors consider adequate. 2.7 Splitting Share Certificates If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request. 2.8 Certificate Fee There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

WSLEGAL\079629\00002\23744584v2 - 8 - 2.9 Recognition of Trusts Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder. 3. ISSUE OF SHARES 3.1 Directors Authorized Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share. 3.2 Commissions and Discounts The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company. 3.3 Brokerage The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities. 3.4 Conditions of Issue Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when: (1) consideration is provided to the Company for the issue of the share by one or more of the following: (a) past services performed for the Company; (b) property; (c) money; and (2) the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1. 3.5 Share Purchase Warrants and Rights

WSLEGAL\079629\00002\23744584v2 - 9 - Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time. 4. SHARE REGISTERS 4.1 Central Securities Register As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place. 4.2 Closing Register The Company must not at any time close its central securities register. 5. SHARE TRANSFERS 5.1 Registering Transfers A transfer of a share of the Company must not be registered unless: (1) a duly signed instrument of transfer in respect of the share has been received by the Company; (2) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and (3) if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company. 5.2 Form of Instrument of Transfer The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time. 5.3 Transferor Remains Shareholder Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

WSLEGAL\079629\00002\23744584v2 - 10 - 5.4 Signing of Instrument of Transfer If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer: (1) in the name of the person named as transferee in that instrument of transfer; or (2) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered. 5.5 Enquiry as to Title Not Required Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares. 5.6 Transfer Fee There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors. 6. TRANSMISSION OF SHARES 6.1 Legal Personal Representative Recognized on Death In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate. 6.2 Rights of Legal Personal Representative The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

WSLEGAL\079629\00002\23744584v2 - 11 - 7. PURCHASE OF SHARES 7.1 Company Authorized to Purchase Shares Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution. 7.2 Purchase When Insolvent The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that: (1) the Company is insolvent; or (2) making the payment or providing the consideration would render the Company insolvent. 7.3 Sale and Voting of Purchased Shares If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it: (1) is not entitled to vote the share at a meeting of its shareholders; (2) must not pay a dividend in respect of the share; and (3) must not make any other distribution in respect of the share. 8. BORROWING POWERS The Company, if authorized by the directors, may: (1) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate; (2) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate; (3) guarantee the repayment of money by any other person or the performance of any obligation of any other person; and (4) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

WSLEGAL\079629\00002\23744584v2 - 12 - 9. ALTERATIONS 9.1 Alteration of Authorized Share Structure Subject to Article 9.2 and the Business Corporations Act, the Company may by resolution of the directors: (1) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares; (2) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established; (3) subdivide or consolidate all or any of its unissued, or fully paid issued, shares; (4) if the Company is authorized to issue shares of a class of shares with par value: (a) decrease the par value of those shares; or (b) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares; (5) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; (6) alter the identifying name of any of its shares; or (7) otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act. 9.2 Special Rights and Restrictions Subject to the Business Corporations Act, the Company may by special resolution: (1) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or (2) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued. 9.3 Change of Name The Company may by consent resolution of the directors or by special resolution authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

WSLEGAL\079629\00002\23744584v2 - 13 - 9.4 Other Alterations If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles. 10. MEETINGS OF SHAREHOLDERS 10.1 Annual General Meetings Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors. 10.2 Resolution Instead of Annual General Meeting If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting. 10.3 Calling of Meetings of Shareholders The directors may, whenever they think fit, call a meeting of shareholders. 10.4 Notice for Meetings of Shareholders The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting: (1) if and for so long as the Company is a public company, 21 days; (2) otherwise, 10 days. 10.5 Record Date for Notice The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

WSLEGAL\079629\00002\23744584v2 - 14 - (1) if and for so long as the Company is a public company, 21 days; (2) otherwise, 10 days. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting. 10.6 Record Date for Voting The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting. 10.7 Failure to Give Notice and Waiver of Notice The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting. 10.8 Notice of Special Business at Meetings of Shareholders If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must: (1) state the general nature of the special business; and (2) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders: (a) at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and (b) during statutory business hours on any one or more specified days before the day set for the holding of the meeting. 10.9 Location of Annual General Meeting The Company may by resolution of the directors choose a location outside of British Columbia for the purpose of the meeting. 11. PROCEEDINGS AT MEETINGS OF SHAREHOLDERS 11.1 Special Business

WSLEGAL\079629\00002\23744584v2 - 15 - At a meeting of shareholders, the following business is special business: (1) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting; (2) at an annual general meeting, all business is special business except for the following: (a) business relating to the conduct of or voting at the meeting; (b) consideration of any financial statements of the Company presented to the meeting; (c) consideration of any reports of the directors or auditor; (d) the setting or changing of the number of directors; (e) the election or appointment of directors; (f) the appointment of an auditor; (g) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; (h) any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders. 11.2 Special Majority The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution. 11.3 Quorum Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two shareholders entitled to vote at the meeting whether in person or by proxy who hold, in the aggregate, at least 5% of the issued shares entitled to be voted at the meeting. 11.4 One Shareholder May Constitute Quorum If there is only one shareholder entitled to vote at a meeting of shareholders: (1) the quorum is one person who is, or who represents by proxy, that shareholder, and (2) that shareholder, present in person or by proxy, may constitute the meeting.

WSLEGAL\079629\00002\23744584v2 - 16 - 11.5 Other Persons May Attend The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting. 11.6 Requirement of Quorum No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting. 11.7 Lack of Quorum If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present: (1) in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and (2) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place. 11.8 Lack of Quorum at Succeeding Meeting If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum. 11.9 Chair The following individual is entitled to preside as chair at a meeting of shareholders: (1) the chair of the board, if any; or (2) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any. 11.10 Selection of Alternate Chair If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present

WSLEGAL\079629\00002\23744584v2 - 17 - at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting. 11.11 Adjournments The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. 11.12 Notice of Adjourned Meeting It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting. 11.13 Decisions by Show of Hands or Poll Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy. 11.14 Declaration of Result The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution. 11.15 Motion Need Not be Seconded No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion. 11.16 Casting Vote In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

WSLEGAL\079629\00002\23744584v2 - 18 - 11.17 Meeting by Telephone or Other Communications Medium A shareholder or proxy holder may participate in a meeting of the shareholders in person or by telephone if all shareholders or proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A shareholder or proxy holder may participate in a meeting of the shareholders by a communications medium other than telephone if all shareholders or proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all shareholders or proxy holders who wish to participate in the meeting agree to such participation. A shareholder or proxy holder who participates in a meeting in a manner contemplated by this Article 11.17 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. 12. VOTES OF SHAREHOLDERS 12.1 Number of Votes by Shareholder or by Shares Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3: (1) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and (2) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy. 12.2 Votes of Persons in Representative Capacity A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting. 12.3 Votes by Joint Holders If there are joint shareholders registered in respect of any share: (1) any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or (2) if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

WSLEGAL\079629\00002\23744584v2 - 19 - 12.4 Legal Personal Representatives as Joint Shareholders Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders. 12.5 Representative of a Corporate Shareholder If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and: (1) for that purpose, the instrument appointing a representative must: (a) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or (b) be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting; (2) if a representative is appointed under this Article 12.5: (a) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and (b) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages. 12.6 Proxy Provisions Do Not Apply to All Companies If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.14 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commission or similar authorities appointed under that legislation.

WSLEGAL\079629\00002\23744584v2 - 20 - 12.7 Appointment of Proxy Holders Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy. 12.8 Alternate Proxy Holders A shareholder may appoint one or more alternate proxy holders who need not be shareholders to act in the place of an absent proxy holder. 12.9 Deposit of Proxy A proxy for a meeting of shareholders must: (1) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or (2) unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting. A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages. 12.10 Validity of Proxy Vote A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received: (1) at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or (2) by the chair of the meeting, before the vote is taken. 12.11 Form of Proxy A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

WSLEGAL\079629\00002\23744584v2 - 21 - [name of company] (the “Company”) The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting. Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the shareholder): _____________________ Signed [month, day, year] [Signature of shareholder] [Name of shareholder - printed] 12.12 Revocation of Proxy Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is: (1) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or (2) provided, at the meeting, to the chair of the meeting. 12.13 Revocation of Proxy Must Be Signed An instrument referred to in Article 12.13 must be signed as follows: (1) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy; (2) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5. 12.14 Production of Evidence of Authority to Vote The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

WSLEGAL\079629\00002\23744584v2 - 22 - 13. DIRECTORS 13.1 First Directors; Number of Directors The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at: (1) subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors; (2) if the Company is a public company, the greater of three and the most recently set of: (a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (b) the number of directors set under Article 14.4; (3) if the Company is not a public company, the most recently set of: (a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (b) the number of directors set under Article 14.4. 13.2 Change in Number of Directors If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a): (1) the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; (2) if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies. 13.3 Directors’ Acts Valid Despite Vacancy An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office. 13.4 Remuneration of Directors The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

WSLEGAL\079629\00002\23744584v2 - 23 - 13.5 Reimbursement of Expenses of Directors The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company. 13.6 Special Remuneration for Directors If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive. 13.7 Gratuity, Pension or Allowance on Retirement of Director Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance. 14. ELECTION AND REMOVAL OF DIRECTORS 14.1 Election at Annual General Meeting At every annual general meeting and in every unanimous resolution contemplated by Article 10.2: (1) the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and (2) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re- appointment. 14.2 Consent to be a Director No election, appointment or designation of an individual as a director is valid unless: (1) that individual consents to be a director in the manner provided for in the Business Corporations Act; (2) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

WSLEGAL\079629\00002\23744584v2 - 24 - (3) with respect to first directors, the designation is otherwise valid under the Business Corporations Act. 14.3 Failure to Elect or Appoint Directors If: (1) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or (2) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors; then each director then in office continues to hold office until the earlier of: (3) the date on which his or her successor is elected or appointed; and (4) the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles. 14.4 Places of Retiring Directors Not Filled If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re- elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office. 14.5 Directors May Fill Casual Vacancies Any casual vacancy occurring in the board of directors may be filled by the directors. 14.6 Remaining Directors Power to Act The directors may act notwithstanding any vacancy in the board of directors but, if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purposes of appointing directors up to that number, summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors, or, subject to the Business Corporations Act, for any other purpose.

WSLEGAL\079629\00002\23744584v2 - 25 - 14.7 Shareholders May Fill Vacancies If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors. 14.8 Additional Directors Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed: (1) one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or (2) in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8. Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment. 14.9 Ceasing to be a Director A director ceases to be a director when: (1) the term of office of the director expires; (2) the director dies; (3) the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or (4) the director is removed from office pursuant to Articles 14.10 or 14.11. 14.10 Removal of Director by Shareholders The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy. 14.11 Removal of Director by Directors The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

WSLEGAL\079629\00002\23744584v2 - 26 - 15. ALTERNATE DIRECTORS 15.1 Appointment of Alternate Director Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company. 15.2 Notice of Meetings Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present. 15.3 Alternate for More Than One Director Attending Meetings A person may be appointed as an alternate director by more than one director, and an alternate director: (1) will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity; (2) has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity; (3) will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity; (4) has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity. 15.4 Consent Resolutions Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing. 15.5 Alternate Director Not an Agent Every alternate director is deemed not to be the agent of his or her appointor.

WSLEGAL\079629\00002\23744584v2 - 27 - 15.6 Revocation of Appointment of Alternate Director An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her. 15.7 Ceasing to be an Alternate Director The appointment of an alternate director ceases when: (1) his or her appointor ceases to be a director and is not promptly re-elected or re- appointed; (2) the alternate director dies; (3) the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company; (4) the alternate director ceases to be qualified to act as a director; or (5) his or her appointor revokes the appointment of the alternate director. 15.8 Remuneration and Expenses of Alternate Director The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct. 16. POWERS AND DUTIES OF DIRECTORS 16.1 Powers of Management The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company. 16.2 Appointment of Attorney of Company The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney

WSLEGAL\079629\00002\23744584v2 - 28 - may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her. 16.3 Remuneration of the auditor The directors may set the remuneration of the auditor without the prior approval of the shareholders. 17. DISCLOSURE OF INTEREST OF DIRECTORS 17.1 Obligation to Account for Profits A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act. 17.2 Restrictions on Voting by Reason of Interest A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution. 17.3 Interested Director Counted in Quorum A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting. 17.4 Disclosure of Conflict of Interest or Property A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act. 17.5 Director Holding Other Office in the Company A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine. 17.6 No Disqualification No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with

WSLEGAL\079629\00002\23744584v2 - 29 - the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason. 17.7 Professional Services by Director or Officer Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer. 17.8 Director or Officer in Other Corporations A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person. 18. PROCEEDINGS OF DIRECTORS 18.1 Meetings of Directors The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine. 18.2 Voting at Meetings Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote. 18.3 Chair of Meetings The following individual is entitled to preside as chair at a meeting of directors: (1) the chair of the board, if any; (2) in the absence of the chair of the board, the president, if any, if the president is a director; or (3) any other director chosen by the directors if: (a) neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting; (b) neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

WSLEGAL\079629\00002\23744584v2 - 30 - (c) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting. 18.4 Meetings by Telephone or Other Communications Medium A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. 18.5 Calling of Meetings A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time. 18.6 Notice of Meetings Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone. 18.7 When Notice Not Required It is not necessary to give notice of a meeting of the directors to a director or an alternate director if: (1) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or (2) the director or alternate director, as the case may be, has waived notice of the meeting. 18.8 Meeting Valid Despite Failure to Give Notice The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

WSLEGAL\079629\00002\23744584v2 - 31 - 18.9 Waiver of Notice of Meetings Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director. 18.10 Quorum The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting. 18.11 Validity of Acts Where Appointment Defective Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer. 18.12 Consent Resolutions in Writing A resolution of the directors or of any committee of the directors may be passed without a meeting: (1) in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or (2) in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing. A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

WSLEGAL\079629\00002\23744584v2 - 32 - 19. EXECUTIVE AND OTHER COMMITTEES 19.1 Appointment and Powers of Executive Committee The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except: (1) the power to fill vacancies in the board of directors; (2) the power to remove a director; (3) the power to change the membership of, or fill vacancies in, any committee of the directors; and (4) such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution. 19.2 Appointment and Powers of Other Committees The directors may, by resolution: (1) appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate; (2) delegate to a committee appointed under paragraph (1) any of the directors’ powers, except: (a) the power to fill vacancies in the board of directors; (b) the power to remove a director; (c) the power to change the membership of, or fill vacancies in, any committee of the directors; and (d) the power to appoint or remove officers appointed by the directors; and (3) make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution. 19.3 Obligations of Committees Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must: (1) conform to any rules that may from time to time be imposed on it by the directors; and (2) report every act or thing done in exercise of those powers at such times as the directors may require.

WSLEGAL\079629\00002\23744584v2 - 33 - 19.4 Powers of Board The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2: (1) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding; (2) terminate the appointment of, or change the membership of, the committee; and (3) fill vacancies in the committee. 19.5 Committee Meetings Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2: (1) the committee may meet and adjourn as it thinks proper; (2) the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their members to chair the meeting; (3) a majority of the members of the committee constitutes a quorum of the committee; and (4) questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote. 20. OFFICERS 20.1 Directors May Appoint Officers The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment. 20.2 Functions, Duties and Powers of Officers The directors may, for each officer: (1) determine the functions and duties of the officer; (2) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

WSLEGAL\079629\00002\23744584v2 - 34 - (3) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer. 20.3 Qualifications No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director. 20.4 Remuneration and Terms of Appointment All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity. 21. INDEMNIFICATION 21.1 Definitions In this Article 21: (1) “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding; (2) “eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company: (a) is or may be joined as a party; or (b) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding; (3) “expenses” has the meaning set out in the Business Corporations Act. 21.2 Mandatory Indemnification of Directors and Former Directors Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

WSLEGAL\079629\00002\23744584v2 - 35 - 21.3 Indemnification of Other Persons Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person. 21.4 Non-Compliance with Business Corporations Act The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part. 21.5 Company May Purchase Insurance The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who: (1) is or was a director, alternate director, officer, employee or agent of the Company; (2) is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company; (3) at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity; (4) at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity; against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position. 22. DIVIDENDS 22.1 Payment of Dividends Subject to Special Rights The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends. 22.2 Declaration of Dividends Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable. 22.3 No Notice Required The directors need not give notice to any shareholder of any declaration under Article 22.2.

WSLEGAL\079629\00002\23744584v2 - 36 - 22.4 Record Date The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5:00 p.m. on the date on which the directors pass the resolution declaring the dividend. 22.5 Manner of Paying Dividend A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways. 22.6 Settlement of Difficulties If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may: (1) set the value for distribution of specific assets; (2) determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and (3) vest any such specific assets in trustees for the persons entitled to the dividend. 22.7 When Dividend Payable Any dividend may be made payable on such date as is fixed by the directors. 22.8 Dividends to be Paid in Accordance with Number of Shares All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held. 22.9 Receipt by Joint Shareholders If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share. 22.10 Dividend Bears No Interest No dividend bears interest against the Company. 22.11 Fractional Dividends If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

WSLEGAL\079629\00002\23744584v2 - 37 - 22.12 Payment of Dividends Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority. 22.13 Capitalization of Surplus Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus. 23. DOCUMENTS, RECORDS AND REPORTS 23.1 Recording of Financial Affairs The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act. 23.2 Inspection of Accounting Records Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company. 24. NOTICES 24.1 Method of Giving Notice Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods: (1) mail addressed to the person at the applicable address for that person as follows: (a) for a record mailed to a shareholder, the shareholder’s registered address; (b) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class; (c) in any other case, the mailing address of the intended recipient;

WSLEGAL\079629\00002\23744584v2 - 38 - (2) delivery at the applicable address for that person as follows, addressed to the person: (a) for a record delivered to a shareholder, the shareholder’s registered address; (b) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; (c) in any other case, the delivery address of the intended recipient; (3) sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class; (4) sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class; (5) physical delivery to the intended recipient. 24.2 Deemed Receipt of Mailing A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. 24.3 Certificate of Sending A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact. 24.4 Notice to Joint Shareholders A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share. 24.5 Notice to Trustees A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by: (1) mailing the record, addressed to them: (a) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

WSLEGAL\079629\00002\23744584v2 - 39 - (b) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or (2) if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred. 25. SEAL AND EXECUTION OF DOCUMENTS 25.1 Who May Attest Seal Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of: (1) any two directors; (2) any officer, together with any director; (3) if the Company only has one director, that director; or (4) any one or more directors or officers or persons as may be determined by the directors. 25.2 Sealing Copies For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer. 25.3 Mechanical Reproduction of Seal The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

WSLEGAL\079629\00002\23744584v2 - 40 - 25.4 Execution of Documents Generally The directors may from time to time by resolution appoint any one or more persons, officers or directors for the purpose of executing any instrument, document or agreement in the name of and on behalf of the Company for which the seal need not be affixed, and if no such person, officer or director is appointed, then any one officer or director of the Company may execute such instrument, document or agreement. 26. PROHIBITIONS 26.1 Definitions In this Article 26: (1) “designated security” means: (a) a voting security of the Company; (b) a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or (c) a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b); (2) “security” has the meaning assigned in the Securities Act (British Columbia); (3) “voting security” means a security of the Company that: (a) is not a debt security, and (b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing. 26.2 Application Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre- existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply. 26.3 Consent Required for Transfer of Shares or Designated Securities No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition. 27. SUBORDINATE VOTING SHARES 27.1 Special Rights and Restrictions

WSLEGAL\079629\00002\23744584v2 - 41 - An unlimited number of Subordinate Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Subordinate Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting holders of Subordinate Voting Shares shall be entitled to one vote in respect of each Subordinate Voting Share held. (2) Alteration to Rights of Subordinate Voting Shares. As long as any Subordinate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Subordinate Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Subordinate Voting Shares. (3) Dividends. Holders of Subordinate Voting Shares shall be entitled to receive as and when declared by the directors, dividends in cash or property of the Company. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Subordinate Voting Shares shall, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares (including, without restriction, the Super Voting Shares) be entitled to participate rateably along with all other holders of Subordinate Voting Shares and the Proportionate Voting Shares (on an as converted to Proportionate Voting Shares basis). (5) Rights to Subscribe; Pre-Emptive Rights. The holders of Subordinate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company now or in the future. (6) Subdivision or Consolidation. No subdivision or consolidation of the Subordinate Voting Shares shall occur unless, simultaneously, the Subordinate Voting Shares, the Proportionate Voting Shares and the Super Voting Shares are subdivided or consolidated in the same manner or such other adjustment is made so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. (7) Conversion: In the event that an offer is made to purchase Proportionate Voting Shares and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange on which the Proportionate Voting Shares are then listed, to be made to all or substantially all the holders of Proportionate Voting Shares in a given province or territory of Canada to which these requirements apply, each Subordinate Voting Share shall become

WSLEGAL\079629\00002\23744584v2 - 42 - convertible at the option of the holder into Proportionate Voting Shares at the inverse of the Conversion Ratio then in effect at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Proportionate Voting Shares pursuant to the offer, and for no other reason. In such event, the Company’s transfer agent shall deposit the resulting Proportionate Voting Shares on behalf of the holder. Should the Proportionate Voting Shares issued upon conversion and tendered in response to the offer be withdrawn by shareholders or not taken up by the offeror, or should the offer be abandoned or withdrawn, the Proportionate Voting Shares resulting from the conversion shall be automatically reconverted, without further intervention on the part of the Company or on the part of the holder, into Subordinate Voting Shares at the Conversion Ratio then in effect. (8) Conversion of Subordinate Voting Shares. Upon an Offer. In the event that an offer is made to purchase Proportionate Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Proportionate Voting Shares are then listed, to be made to all or substantially all the holders of Proportionate Voting Shares in a province or territory of Canada to which the requirement applies, each Subordinate Voting Share shall become convertible at the option of the holder into Proportionate Voting Shares at the inverse of the Conversion Ratio (as defined in Article 29) then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Proportionate Voting Shares under the offer, and for no other reason. In such event, the transfer agent for the Subordinated Voting Shares shall deposit under the offer the resulting Proportionate Voting Shares, on behalf of the holder. To exercise such conversion right, the holder or his or its attorney duly authorized in writing shall (a) give written notice to the transfer agent of the exercise of such right, and of the number of Subordinate Voting Shares in respect of which the right is being exercised; (b) deliver to the transfer agent the share certificate or certificates representing the Subordinate Voting Shares in respect of which the right is being exercised, if applicable; and (c) pay any applicable stamp tax or similar duty on or in respect of such conversion. No share certificates representing the Proportionate Voting Shares, resulting from the conversion of the Subordinate Voting Shares will be delivered to the holders on whose behalf such deposit is being made. If Proportionate Voting Shares,

WSLEGAL\079629\00002\23744584v2 - 43 - resulting from the conversion and deposited pursuant to the offer, are withdrawn by the holder or are not taken up by the offeror, or the offer is abandoned, withdrawn or terminated by the offeror or the offer otherwise expires without such Proportionate Voting Shares being taken up and paid for, the Proportionate Voting Shares resulting from the conversion will be re-converted into Subordinate Voting Shares at the then Conversion Ratio and a share certificate representing the Subordinate Voting Shares will be sent to the holder by the transfer agent. In the event that the offeror takes up and pays for the Proportionate Voting Shares resulting from conversion, the transfer agent shall deliver to the holders thereof the consideration paid for such shares by the offeror. 27.2 Take-Over Bid In the event that a take-over bid is made for the Super Voting Shares, the holders of Subordinate Voting Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Subordinate Voting Shares or under any coattail trust or similar agreement. Notwithstanding this, any take- over bid for solely the Super Voting Shares is unlikely given that by the terms of the investment agreement described below, upon any sale of Super Voting Shares to an unrelated third party purchaser, such Super Voting Shares will be redeemed by the Corporation for their issue price. 28. SUPER VOTING SHARES 28.1 Special Rights and Restrictions An unlimited number of Super Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Super Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting holders of Super Voting Shares shall be entitled to 2,000 votes in respect of each Super Voting Share held provided that if at any time the aggregate number of issued and outstanding (i) non-voting common shares (the "Cresco Corp. Redeemable Shares") in the capital of Cresco U.S. Corp. ("Cresco Corp.") and (ii) Common Units (the "Cresco Redeemable Units") in the capital of Cresco Labs, LLC ("Cresco") (or such securities of any successor to Cresco Corp. or Cresco as may exist from time to time) beneficially owned, directly or indirectly by a holder of the Super Voting Shares (the "Holder") and the Holder’s predecessor or transferor, permitted transferees and permitted successors, and any prior tranferor’s transferor and any prior permitted transferee’s permitted transferee (the "Holder's Group"), divided by the aggregate number of (i) Cresco Corp. Redeemable Shares and (ii) Cresco Redeemable Units beneficially owned, directly or indirectly by the Holders and the Holder’s Group as at the date of completion of the business combination transaction involving, among others, the Company, Cresco Corp. and Cresco be less than 50% (the “Triggering Event”), the Holder shall from that time forward

WSLEGAL\079629\00002\23744584v2 - 44 - be entitled to 50 votes in respect of each Super Voting Share held. The holders of Super Voting Shares shall, from time to time upon the request of the Company, provide to the Company evidence as to such holders’ direct and indirect beneficial ownership (and that of its permitted transferees and permitted successors) of Cresco Corp. Redeemable Shares and Cresco Redeemable Units to enable the Company to determine the voting entitlement of the Super Voting Shares. For the purposes of these calculations, a Holder shall be deemed to beneficially own Cresco Corp. Redeemable Shares held by an intermediate company or fund in proportion to their equity ownership of such company or fund. (2) Alteration to Rights of Super Voting Shares. As long as any Super Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Super Voting Shares. Consent of the holders of a majority of the outstanding Super Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Super Voting Shares. In connection with the exercise of the voting rights contained in this paragraph (b) each holder of Super Voting Shares will have one vote in respect of each Super Voting Share held. (3) Dividends. The holder of Super Voting Shares shall not be entitled to receive dividends. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Company will distribute its assets firstly and in priority to the rights of holders of any other class of shares of the Company (including the holders of Subordinate Voting Shares and the Proportionate Voting Shares) to return the issue price of the Super Voting Shares to the holders thereof and if there are insufficient assets to fully return the issue price to the holders of the Super Voting Shares such holders will receive an amount equal to their pro rata share in proportion to the issue price of their Super Voting Shares along with all other holders of Super Voting Shares. The holders of Super Voting Shares shall not be entitled to receive directly or indirectly as holders of Super Voting Shares any other assets or property of the Company and their sole rights will be to the return of the issue price of such Super Voting Shares in accordance with this Article 28.1(4). (5) Rights to Subscribe; Pre-Emptive Rights. The holders of Super Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company not convertible into Super Voting Shares, now or in the future. (6) Subdivision or Consolidation. No subdivision or consolidation of the Super Voting Shares shall occur unless, simultaneously, the Super Voting Shares,

WSLEGAL\079629\00002\23744584v2 - 45 - Proportionate Voting Shares and the Subordinate Voting Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. (7) Redemption Rights. Upon the occurrence of a Triggering Event, the Company has the right to redeem all or some of the Super Voting Shares from the Holder and Holder’s Group who caused the Triggering Event to occur, by providing two days prior written notice to the Holder and Holder’s Group of such Super Voting Shares, for an amount equal to the issue price for each Super Voting Share, payable in cash to the holders of the Super Voting Shares so redeemed. The Company need not redeem Super Voting Shares on a pro-rata basis among the Holders or Holder’s Group. Holders of Super Voting Shares to be redeemed by the Company shall surrender the certificate or certificates representing such Super Voting Shares to the Company at its records office duly assigned or endorsed for transfer to the Company (or accompanied by duly executed share transfers relating thereto). Each surrendered certificate shall be cancelled, and the Company shall thereafter make payment of the applicable redemption amount by certified cheque, bank draft or wire transfer to the registered holder of such certificate; provided that, if less than all the Super Voting Shares represented by a surrendered certificate are redeemed then a new share certificate representing the unredeemed balance of Super Voting Shares represented by such certificate shall be issued in the name of the applicable registered holder of the cancelled share certificate. If on the applicable redemption date the redemption price is paid (or tendered for payment) for any of the Super Voting Shares to be redeemed then on such date all rights of the holder in the Super Voting Shares so redeemed and paid or tendered shall cease and such redeemed Super Voting Shares shall no longer be deemed issued and outstanding, regardless of whether or not the holder of such Super Voting Shares has delivered the certificate(s) representing such securities to the Company, and from and after such date the certificate formerly representing the retracted Super Voting Shares shall evidence the only the right of the former holder of such Super Voting Shares to receive the redemption price to which such holder is entitled. (8) Transfer Restrictions. No Super Voting Share may be transferred by the holder thereof unless such transfer is to an Immediate Family Member or a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by such holder or Immediate Family Members of such holder or which such holder or Immediate Family Members of such holder are the sole beneficiaries thereof (in each case, a “Permitted Transfer”). In order to be effective, any Permitted Transfer shall require the prior written consent of the Company. For the purposes of this Article 28.1(8), “Immediate Family Member” means with respect to any individual, each parent (whether by birth or adoption), spouse (including if such person is legally married to such individual, lives in civil union with such individual or is a common law partner with such individual, as defined in the Income Tax Act (Canada), as amended), child or other descendants (whether by birth or adoption) of such individual, each spouse of any of the aforementioned

WSLEGAL\079629\00002\23744584v2 - 46 - persons, each trust created solely for the benefit of such individual and/or one or more of the aforementioned persons. For greater certainty, a person who was a spouse of an individual within the meaning of this paragraph shall continue to be considered a spouse of such individual after the death of such individual. To supplement the rights, privileges, restrictions and conditions attached to the Super Voting Shares, the Company and Charlie Bachtell, Joe Caltabiano, Robert M. Sampson, Brian McCormack and Dominic Sergi being the initial holders of Super Voting Shares (the “Founders”), entered into an investment agreement which, among other things, provides that (i) each Super Voting Share will be transferable only to the holder’s immediate family members or an affiliated entity or a transfer to the other Founder or an entity affiliated with the other Founder, and (ii) upon any sale of Super Voting Shares to a third party purchaser not listed in clause (i), such Super Voting Shares will immediately be redeemed by the Company for their issue price. 29. PROPORTIONATE VOTING SHARES 29.1 Special Rights and Restrictions An unlimited number of Proportionate Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below: (1) Voting Rights. Holders of Proportionate Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting, holders of Proportionate Voting Shares will be entitled to one vote in respect of each Subordinate Voting Share into which such Proportionate Voting Share could ultimately then be converted, which for greater certainty, shall initially be equal to 200 votes per Proportionate Voting Share (subject to adjustment at the discretion of the Board, depending upon the ratios necessary to preserve foreign private issuer status in accordance with Article 29.1(6)(c)). (2) Alteration to Rights of Proportionate Voting Shares. As long as any Proportionate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Proportionate Voting Shares and Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Proportionate Voting Shares. Consent of the holders of a majority of the outstanding Proportionate Voting Shares and Super Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Proportionate Voting Shares. In connection with the exercise of the voting rights contained in this Article 29.1(2) each holder of Proportionate Voting Shares will have one vote in respect of each Proportionate Voting Share held. (3) Dividends. The holder of Proportionate Voting Shares shall have the right to receive dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis, assuming conversion of all Proportionate Voting

WSLEGAL\079629\00002\23744584v2 - 47 - Shares into Subordinate Voting Shares at the Conversion Ratio) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. No dividend will be declared or paid on the Proportionate Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Subordinate Voting Shares. (4) Liquidation, Dissolution or Winding-Up. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Proportionate Voting Shares will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Proportionate Voting Shares (including, without restriction, the Super Voting Shares), be entitled to participate rateably along with all other holders of Proportionate Voting Shares (on an as-converted to Subordinate Voting Share basis) and the Subordinate Voting Shares. (5) Rights to Subscribe; Pre-Emptive Rights. The holders of Proportionate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company now or in the future. (6) Conversion. Subject to the Conversion Restrictions set forth in this Article 29.1(6), holders of Proportionate Voting Shares Holders shall have conversion rights as follows (the "Conversion Rights"): (a) Right to Convert. Each Proportionate Voting Share shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such shares, into fully paid and nonassessable Subordinate Voting Shares as is determined by multiplying the number of Proportionate Voting Shares by the Conversion Ratio applicable to such share, determined as hereafter provided, in effect on the date the Proportionate Voting Share is surrendered for conversion. The initial "Conversion Ratio" for shares of Proportionate Voting Shares shall be 200 Subordinate Voting Shares, subject to adjustment for each Proportionate Voting Share; provided, however, that the Conversion Ratio shall be subject to adjustment as set forth in Articles 29.1(6)(h) and (i). (b) Conversion Limitations. Before any holder of Proportionate Voting Shares shall be entitled to convert the same into Subordinate Voting Shares, the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine if any Conversion Limitation set forth in Article 29.1(6)(d) shall apply to the conversion of Proportionate Voting Shares. (c) Foreign Private Issuer Protection Limitation: The Company will use commercially reasonable efforts to maintain its status as a "foreign private

WSLEGAL\079629\00002\23744584v2 - 48 - issuer" (as determined in accordance with Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Company shall not effect any conversion of Proportionate Voting Shares, and the holders of Proportionate Voting Shares shall not have the right to convert any portion of the Proportionate Voting Shares, pursuant to Article 29.1(6) or otherwise, to the extent that after giving effect to all permitted issuances after such conversions of Proportionate Voting Shares, the aggregate number of Subordinate Voting Shares, Super Voting Shares and Proportionate Voting Shares held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rules 3b-4 and 12g3-2(a) under the Exchange Act ("U.S. Residents")) would exceed forty percent (40%) (the "40% Threshold") of the aggregate number of Subordinate Voting Shares, Super Voting Shares and Proportionate Voting Shares issued and outstanding after giving effect to such conversions (the "FPI Protective Restriction"). The Board may by resolution increase the 40% Threshold to an amount not to exceed 50% and in the event of any such increase all references to the 40% Threshold herein, shall refer instead to the amended threshold set by such resolution. (d) Conversion Limitations. In order to effect the FPI Protection Restriction, each holder of Proportionate Voting Shares will be subject to the 40% Threshold based on the number of Proportionate Voting Shares held by such holder as of the date of the initial issuance of the Proportionate Voting Shares and thereafter at the end of each of the Company's subsequent fiscal quarters (each, a "Determination Date"), calculated as follows: X = [(A x 0.4) - B] x (C/D) Where on the Determination Date: X = Maximum number of Subordinate Voting Shares available for issue upon conversion of Proportionate Voting Shares by a holder. A = The number of Subordinate Voting Shares, Proportionate Voting Shares and Super Voting Shares issued and outstanding on the Determination Date. B = The aggregate number of Subordinate Voting Shares, Proportionate Voting Shares and Super Voting Shares held of record, directly or indirectly, by U.S. Residents on the Determination Date. C = The aggregate number of Proportionate Voting Shares held by holder on the Determination Date. D = The aggregate number of all Proportionate Voting Shares on the Determination Date.

WSLEGAL\079629\00002\23744584v2 - 49 - For purposes of this subsection (g)(iv), the Board of Directors (or a committee thereof) shall designate an officer of the Company to determine as of each Determination Date: (A) the 40% Threshold and (B) the FPI Protective Restriction. Within thirty (30) days of the end of each Determination Date (a "Notice of Conversion Limitation"), the Company will provide each holder of record a notice of the FPI Protection Restriction and the impact the FPI Protective Provision has on the ability of each holder to exercise the right to convert Proportionate Voting Shares held by the holder. To the extent that requests for conversion of Proportionate Voting Shares subject to the FPI Protection Restriction would result in the 40% Threshold being exceeded, the number of such Proportionate Voting Shares eligible for conversion held by a particular holder shall be prorated relative to the number of Proportionate Voting Shares submitted for conversion. To the extent that the FPI Protective Restriction contained in this Article 29.1(6)(d) applies, the determination of whether Proportionate Voting Shares are convertible shall be in the sole discretion of the Company. (e) Mandatory Conversion. Notwithstanding anything contained herein to the contrary, the Company may require each holder of Proportionate Voting Shares to convert all, and not less than all, the Proportionate Voting Shares at the applicable Conversion Ratio (a "Mandatory Conversion") if at any time all the following conditions are satisfied (or otherwise waived by special resolution of holders of Proportionate Voting Shares): (A) the Subordinate Voting Shares issuable upon conversion of all the Proportionate Voting Shares are registered for resale and may be sold by the holders thereof pursuant to an effective registration statement and/or prospectus covering the Subordinate Voting Shares under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"); (B) the Company is subject to the reporting requirements of Section 13 or 15(d) of the U.S. Exchange Act; and (C) the Subordinate Voting Shares are listed or quoted (and are not suspended from trading) on a recognized North American stock exchange or by way of reverse takeover transaction on the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or Aequitas NEO Exchange (or any other stock exchange recognized as such by the Ontario Securities Commission). The Company will issue or cause its transfer agent to issue each holder of Proportionate Voting Shares of record a Mandatory Conversion Notice at least 20 days prior to the record date of the Mandatory Conversion, which shall specify therein, (i) the number of Subordinate Voting Shares into

WSLEGAL\079629\00002\23744584v2 - 50 - which the Proportionate Voting Shares are convertible and (ii) the address of record for such holder. On the record date of a Mandatory Conversion, the Company will issue or cause its transfer agent to issue each holder of record on the Mandatory Conversion Date certificates representing the number of Subordinate Voting Shares into which the Proportionate Voting Shares are so converted and each certificate representing the Proportionate Voting Shares shall be null and void. (f) Disputes. In the event of a dispute as to the number of Subordinate Voting Shares issuable to a Holder in connection with a conversion of Proportionate Voting Shares, the Company shall issue to the Holder the number of Subordinate Voting Shares not in dispute and resolve such dispute in accordance with Article 29.1(6)(m). (g) Mechanics of Conversion. Before any holder of Proportionate Voting Shares shall be entitled to convert Proportionate Voting Shares into Subordinate Voting Shares, the holder thereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for Subordinate Voting Shares, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Subordinate Voting Shares are to be issued (each, a "Conversion Notice"). The Company shall (or shall cause its transfer agent to), as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of Subordinate Voting Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Proportionate Voting Shares to be converted, and the person or persons entitled to receive the Subordinate Voting Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Subordinate Voting Shares as of such date. (h) Adjustments for Distributions. In the event the Company shall declare a distribution to holders of Subordinate Voting Shares payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not otherwise causing adjustment to the Conversion Ratio (a "Distribution"), then, in each such case for the purpose of this Article 29.1(6)(h), the holders of Proportionate Voting Shares shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of Subordinate Voting Shares into which their Proportionate Voting Shares are convertible as of the record date fixed for the determination of the holders of Subordinate Voting Shares entitled to receive such Distribution.

WSLEGAL\079629\00002\23744584v2 - 51 - (i) Recapitalizations; Stock Splits. If at any time or from time-to-time, the Company shall (i) effect a recapitalization of the Subordinate Voting Shares; (ii) issue Subordinate Voting Shares as a dividend or other distribution on outstanding Subordinate Voting Shares; (iii) subdivide the outstanding Subordinate Voting Shares into a greater number of Subordinate Voting Shares; (iv) consolidate the outstanding Subordinate Voting Shares into a smaller number of Subordinate Voting Shares; or (v) effect any similar transaction or action (each, a "Recapitalization"), provision shall be made so that the holders of Proportionate Voting Shares shall thereafter be entitled to receive, upon conversion of Proportionate Voting Shares, the number of Subordinate Voting Shares or other securities or property of the Company or otherwise, to which a holder of Subordinate Voting Shares deliverable upon conversion would have been entitled on such Recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 29.1(6) with respect to the rights of the holders of Proportionate Voting Shares after the Recapitalization to the end that the provisions of this Section Article 29.1(6) (including adjustment of the Conversion Ratio then in effect and the number of Proportionate Voting Shares issuable upon conversion of Proportionate Voting Shares) shall be applicable after that event as nearly equivalent as may be practicable. (j) No Fractional Shares and Certificate as to Adjustments. No fractional Subordinate Voting Shares shall be issued upon the conversion of any Proportionate Voting Shares and the number of Subordinate Voting Shares to be issued shall be rounded up or down to the nearest whole Subordinate Voting Share. Whether or not fractional Subordinate Voting Shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Proportionate Voting Shares the holder is at the time converting into Subordinate Voting Shares and the number of Subordinate Voting Shares issuable upon such aggregate conversion. (k) Adjustment Notice. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Article 29.1(6), the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Proportionate Voting Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Proportionate Voting Shares, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Ratio for Proportionate Voting Shares at the time in effect, and (C) the number of Subordinate Voting Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Proportionate Voting Share.

WSLEGAL\079629\00002\23744584v2 - 52 - (l) Effect of Conversion. All Proportionate Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion (the "Conversion Time"), except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor and to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion. (m) Disputes. Any holder of Proportionate Voting Shares that beneficially owns more than 5% of the issued and outstanding Proportionate Voting Shares may submit a written dispute as to the determination of the conversion ratio or the arithmetic calculation of the conversion ratio of Proportionate Voting Shares to Subordinate Voting Shares, the Conversion Ratio, 40% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation by the Company to the Board of Directors with the basis for the disputed determinations or arithmetic calculations. The Company shall respond to the holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of the conversion ratio, the Conversion Ratio, 40% Threshold, FPI Protective Restriction or the Beneficial Ownership Limitation, as applicable. If the holder and the Company are unable to agree upon such determination or calculation of the Conversion Ratio, FPI Protective Restriction or the Beneficial Ownership Limitation, as applicable, within five (5) Business Days of such response, then the Company and the holder shall, within one (1) Business Day thereafter submit the disputed arithmetic calculation of the conversion ratio, Conversion Ratio, FPI Protective Restriction or the Beneficial Ownership Limitation to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the accountant to perform the determinations or calculations and notify the Company and the holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. (7) Subdivision or Consolidation. No subdivision or consolidation of the Proportionate Voting Shares shall occur unless, simultaneously, the Subordinate Voting Shares, the Proportionate Voting Shares and the Super Voting Shares are subdivided or consolidated in the same manner or such other adjustment is made so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes. (8) Notices of Record Date. Except as otherwise provided under applicable law, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any

WSLEGAL\079629\00002\23744584v2 - 53 - other securities or property, or to receive any other right, the Company shall mail to each holder of Proportionate Voting Shares, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.